UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————————
FORM N-CSR
————————

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06115

THE SINGAPORE FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  October 31

DATE OF REPORTING PERIOD:  October 31, 2011

Item 1. Reports to Stockholders.

The Singapore Fund, Inc.

General Information (unaudited)

The Fund

The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company.  Its investment objective is long-term capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries.  The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.  The Fund's Investment Manager is Aberdeen Asset Management Asia Limited. (the "Manager").

Stockholder Information

The Fund's shares are listed on the New York Stock Exchange ("NYSE").  The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.  The Fund's NYSE trading symbol is "SGF".  The Fund's daily net asset value ("NAV") is available by visiting www.aberdeensgf.com or calling (866) 839-5205.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at (866) 669-9903.  All written inquiries should be directed to The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Restriction on Beneficial Ownership by Singapore Residents

The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources.  For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund's Manager to determine how to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (866) 839-5205; (2) by visiting www.aberdeensgf.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov.  Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission's website.  The Fund has filed with the Commission its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2011.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's website at www.aberdeensgf.com.  Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (866) 839-5205.

Certifications

The Fund's principal executive officer has certified to the NYSE that, as of August 4, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards.  The Fund also has included the certifications of the Fund's principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares.  The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent.  A brochure fully describing the Plan's terms and conditions is available on the Fund's website at www.daiwast.com and from the Plan Agent by calling (866) 669-9903 or by writing The Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan?  If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent.  However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf.  If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan?  If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent.  If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution.  If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions.  The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested?  If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price.  If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price.  If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature?  The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent.  You may invest any amount from $100 to $5,000 semiannually.  The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year.  Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date.  The Plan Agent will return any cash payments received more than thirty days prior to the purchase date.  You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate?  There are no Plan charges or brokerage charges for shares issued directly by the Fund.  However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications?  The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions.  In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker.  Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Singapore Fund, Inc.

Shareholder Letter (unaudited)

December 20, 2011

Dear Shareholder,

This Annual Report for the Singapore Fund, Inc. (the "Fund") covers the activities for the 12-month period ended October 31, 2011.

Following approval at a meeting of stockholders held August 4, 2011 (as described below), Aberdeen Asset Management Asia Limited, a direct wholly-owned subsidiary of Aberdeen Asset Management PLC (together with its affiliates "Aberdeen") assumed responsibility for the investment management of the Fund on August 6, 2011.

Aberdeen has been managing North American registered closed-end funds since 2000.  Aberdeen is a global asset management group managing assets for both private clients and institutional investors from 24 offices around the world.  Aberdeen is one of the world's largest independent asset management firms, responsible for the management of more than $264.6 billion in assets as of September 30, 2011.

Including the Fund, Aberdeen serves as the investment manager or sub-adviser to 12 North American registered closed-end funds aggregating $4.5 billion in total gross assets as of September 30, 2011, coupled with 20 U.K. registered closed-end investment trusts funds aggregating $6.6 billion total assets as of September 30, 2011.

Your Fund is managed by Aberdeen's Asian Equity including Japan Team ("the Team"), led by Hugh Young, which has been investing in the Asia Pacific region since 1985.  The Team is comprised of 34 members based predominantly in Singapore, but with investment representatives located across the region in Hong Kong, Bangkok, Kuala Lumpur, Sydney and Tokyo.

Aberdeen employs a team based approach to portfolio management and maintains no distinction between portfolio managers and research analysts.  Aberdeen's investment professionals maintain both portfolio management and research responsibilities and conduct extensive due diligence on companies via direct visits with company management.

Major Fund Events

With effect from May 1, 2011, the Fund changed its primary benchmark index from the Straits Times Index to the MSCI Singapore Index.  The Fund's Board of Directors approved the change as they believed the MSCI Singapore Index was more broadly representative of the Singapore market containing both small and mid-cap stocks as well as large cap stocks.

On June 3, 2011, the Fund announced approval by the Fund's Board of Directors of an investment management agreement between the Fund and Aberdeen Asset Management Asia Limited.  On August 4, 2011 the stockholders of the Fund voted to approve the investment management agreement and the agreement took effect on August 6, 2011.  Aberdeen Asset Management Asia Limited replaced the Fund's prior investment manager, DBS Asset Management (United States) Pte. Ltd. ("DBSAM'').  Under the agreement, the total management fees to be paid by the Fund are the same as the fees paid to DBSAM under the prior investment management agreement.  Additionally, it was announced on June 3, 2011 that the Fund's Board of Directors approved the immediate termination of the investment advisory agreement between the Fund and Daiwa SB Investments (Singapore) Ltd.

Multiple changes to the Board of Directors occurred in the 2011 fiscal year with the announcement of Mr. Masaaki Gato's resignation as Director and Chairman of the Board of Directors of the Fund and the announcement of Mr. Moritz Sell as his replacement as Director and Independent Chairman, on June 3, 2011.  The Board announced following the year-end that Mr. Austin Dowling had tendered his resignation from the Board effective November 1, 2011 after 11 years of service to the Fund.

On June 3, 2011, the Board of Directors announced its intention to conduct a one-time tender offer to repurchase up to 25% of the Fund's outstanding shares at a price per share at 99% of the Fund's per share net asset value ("NAV").  The tender offer, if made, will be on the terms and subject to the conditions to be determined by the Board of Directors and set forth in an Offer Notice and related Letter of Transmittal.  The Fund expects to complete the in-kind tender offer in the first quarter of 2012.

Net Asset Value Performance

The Fund's total return based on NAV was –10.22% for the twelve months ended October 31, 2011, assuming reinvestment of distributions, compared with a return of –5.23% for the Fund's benchmark, the MSCI Singapore Index and –5.71% for the Straits Times Index, the Fund's former benchmark.

Share Price Performance

The Fund's share price decreased 22.75% over the twelve months, from $16.31 on October 31, 2010 to $12.60 on October 31, 2011.  The Fund's share price on October 31, 2011 represented a discount of 8.6% to the Fund's NAV per share of $13.79 on that date, compared with a discount of 5.5% to the NAV per share of $17.26 on October 31, 2010.  Based on the market price, the total return based on the Fund's shares was a negative 13.19% during the period, assuming reinvestment of distributions.

Market Review

This period has been a trying time for the world's stock markets, witnessing the downgrade of U.S. credit ratings and the European sovereign debt crisis, which weighed on investor sentiment, driving many to risk-aversion.  Singapore equities fell during the review period.  At first, strong fund inflows lifted the Straits Times Index and MSCI Singapore Index to new highs as the economy was buoyed by stimulatory fiscal and monetary conditions.  Sentiment then sagged on the back of a slew of bad news.  These included the unfolding credit crisis in Europe, concerns of more aggressive policy tightening by Asian central banks, political upheaval across Arab nations that triggered a spike in the oil price, and an earthquake that devastated Japan.  Subsequently, resilient corporate earnings and the U.S. Federal Reserve Board of Governor's pledge to keep interest rates accommodative helped market sentiment to recover somewhat.  But volatility returned in the latter half of the 2011 fiscal year, as the local bourse declined in tandem with falling stock markets worldwide.  Worries over slowing global growth and uncertainty over the resolution of Greece's sovereign debt problems caused market benchmarks to reach their lowest point in more than two years.  In October, hopes that the Eurozone debt crisis could be contained and improving US economic data inspired a rebound but the gains failed to make up for earlier losses.

Portfolio Review

Since taking over management of the Fund from DBSAM on August 6, 2011, Aberdeen has been realigning the Fund's portfolio to focus on companies with good cash flow and healthy balance sheets that are also well-positioned to benefit from the consumption growth in Asia.  This meant divesting holdings that did not fit our investment philosophy, such as Golden Agri Resources, Noble Group, Olam International, Wilmar International, Genting International and Capitaland, to name a few.

It also entailed initiating positions in four key areas:

1.	companies with attractive valuations such as Wheelock Properties and Venture Corporation;

2.	defensive companies with healthy dividend yields such as ST Engineering and Singapore Press Holdings;

3.	companies that complement the fund's core positions such as DBS Group and Hong Leong Finance; and

4.	companies with exposure to consumption growth in the region such as Fraser and Neave, FJ Benjamin and Breadtalk.

During the period from November 1, 2010 to August 5, 2011, the Fund's NAV fell by 1.96%, underperforming the benchmark's gain of 2.01%.  During the period from August 6, 2011 to October 31, 2011, the Fund's NAV fell by 8.43%, marginally underperforming the benchmark's decline of 7.10%.  The underperformance was largely due to negative stock selection effects which outweighed positive asset allocation effects during this period.  As bottom-up stock pickers, our sector allocations are driven by where we can find quality companies with attractive valuations.  This approach may lead to significant deviations from the index.

For stock selection, the real estate sector accounted for the bulk of underperformance.  While core holding City Developments rebounded in October 2011, so did Capitaland, to which the Fund no longer has any exposure after the realignment.  Conversely, Wheelock Properties, Hong Kong Land and CDL Hospitality Trusts lagged the broader market.  However, we remain comfortable holding these companies, as their share prices have been trading at a discount to their respective NAVs.  The non-benchmark exposure to information technology also pared relative return.  Venture Corporation's growth in the computer peripherals, retail solutions and test and measurement segments were overshadowed by a decline in revenue in the networking and printing divisions.  In addition, our lack of exposure to Genting International and Wilmar International hurt the fund as both stocks rebounded during the month.  That was, however, short-lived as both companies reported disappointing earnings results subsequently.

Outlook

Looking ahead, the Singapore market is likely to continue taking its lead from the West, which is still facing major economic and political challenges that have yet to be resolved.  However, we believe that Singapore's long-term outlook is undiminished, given the still-intact robust economic fundamentals.  During the recent market upheaval, valuations have fallen to levels we have not seen for quite some time and it is at these levels that bargains can be found.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, I would like to highlight the new monthly fact sheets, which are posted to the Fund's new website at www.aberdeensgf.com.  If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

For information about the Fund, daily updates regarding the Fund's share price and NAV as well as details on the Fund's distribution history, please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States, or

•	emailing InvestorRelations@aberdeen-asset.com

•	visiting www.aberdeensgf.com

From the site you will also be able to review Fund performance, download literature and sign up for email services.  The site houses topical information about the Fund, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from the Fund's managers, among other data.

Included within this report is a reply card with a postage paid envelope.  Please complete and mail the card if you would like to be added to Aberdeen's enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

/s/ Alan Goodson
ALAN GOODSON
President

The Singapore Fund, Inc.

Portfolio Manager Information (unaudited) (concluded)

Effective August 6, 2011, the Fund is managed by Aberdeen's Team.  The Team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities.  The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Hugh Young, Managing Director

Hugh Young is Managing Director of Aberdeen Asset Management Asia Limited, Group Head of Equities as well as a member of the executive committee responsible for Aberdeen's day-to-day running.  He co-founded Singapore-based Aberdeen Asia in 1992, having been recruited in 1985 to manage Asian equities from London.  Since then he has built the company into one of the largest managers of such assets globally.  Singapore employs over 100 staff and there are 34 investment managers stationed across the Asian region, with research/investment offices also in Australia, Hong Kong, Japan, Malaysia and Thailand.  Hugh is a regular commentator for the financial media.  His early career included positions at Fidelity International and MGM Assurance.  Hugh graduated with a BA (Hons) in politics from Exeter University.

Chou Chong, CFA, Investment Director

Chou Chong is an Investment Director on the Team.  Chou joined Aberdeen Asia in 1994 and became instrumental in refining the group's investment process and portfolio construction techniques, as the team expanded, and was made a director.  Chou then spent time in Sydney, Australia as Investment Director, imposing discipline and rigor, restructuring the portfolios and turning around performance, before transferring to London to lead the Pan-European Equity Team.  In June 2008, Chou returned to Singapore and joined the Asian Equity Team.  He graduated with a double Masters in accounting & finance and information systems from the London School of Economics.

Flavia Cheong, CFA, Investment Director

Flavia Cheong is an Investment Director on the Team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction.  Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People's Republic of China, and earlier with the Development Bank of Singapore.  Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland.  She is a CFA Charterholder.

Christopher Wong, CFA, Senior Investment Manager

Christopher Wong is a Senior Investment Manager on the Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd.  Chris joined Aberdeen in 2001 in the Private Equity Unit.  Previously, Chris worked for Andersen Corporate Finance as an Associate Director advising clients on mergers and acquisitions in South East Asia.  Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.  Chris is a Fellow of the Chartered Certified Accountants (FCCA) and a CFA Charterholder.

Kristy Fong, CFA, Investment Manager

Kristy Fong is an Investment Manager on the Asian Equities Team.  Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an analyst.  Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore.  She is a CFA Charterholder.

The Singapore Fund, Inc.

Portfolio of Investments

October 31, 2011

COMMON STOCKS—99.49%

Shares		Value	Shares		Value
SINGAPORE—99.49%			Food, Beverage, Tobacco—6.76%
Banks—22.27%			1,000,000	BreadTalk Group Ltd.	$ 412,859
480,000	DBS Group Holdings		1,800,000	Fraser & Neave Ltd.	8,888,889
	Ltd.	$ 4,756,133			9,301,748
1,834,641	Oversea-Chinese		Health & Personal Care—3.05%
	Banking Corp. Ltd.	12,457,439	3,500,000	Eu Yan Sang
975,397	United Overseas Bank			International Ltd.	2,118,406
	Ltd.	13,410,340	1,150,000	Raffles Medical Group Ltd.	2,074,315
		30,623,912			4,192,721
Communications—Media—0.96%			Industrial—3.63%
422,000	Singapore Press		2,200,000	Singapore Technologies
	Holdings Ltd.	1,319,384		Engineering Ltd.	4,991,182
Conglomerate—6.07%			Property Development—14.71%
164,400	Jardine Matheson		1,169,000	Bukit Sembawang
	Holdings Ltd.	8,348,232		Estates Ltd.	3,654,882
Diversified—3.40%			888,000	City Developments Ltd.	7,766,619
70,000	Jardine Strategic		1,006,000	Hongkong Land
	Holdings Ltd.	2,061,500		Holdings, Ltd.	5,331,800
1,037,000	WBL Corporation		2,700,000	Wheelock Properties
	Ltd.@	2,618,687		(Singapore) Ltd.	3,474,026
		4,680,187			20,227,327
Diversified Financial—4.78%			Real Estate Investment Trust—3.10%
1,034,000	Hong Leong Finance		3,260,000	CDL Hospitality Trusts	4,259,901
	Ltd.	1,939,682	Shipyards—10.08%
857,000	Singapore Exchange		1,208,500	Keppel Corp. Ltd.	9,194,055
	Ltd.	4,637,446	1,380,000	Sembcorp Marine Ltd.	4,668,591
		6,577,128			13,862,646
Electrical Products & Computers—0.99%			Telecommunications—4.79%
2,013,000	CSE Global Ltd.	1,355,555	2,575,000	Singapore
Electronic Components—2.75%				Telecommunications
700,000	Venture Corp. Ltd.	3,782,267		Ltd.	6,585,097

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2011

COMMON STOCKS (concluded)			TIME DEPOSITS—0.07%
Shares		Value	Principal Amount (000)		Value
Transport Services—4.72%			U.S. DOLLAR —0.07%
4,000,000	ComfortDelGro		$93	JPMorgan Chase Bank,
	Corp. Ltd.	$ 4,489,338		0.05%, due 11/1/11
2,440,000	Singapore Post Ltd.	2,004,970		(Cost—$92,807)	$ 92,807
		6,494,308		Total Investments—99.56%
Transportation—Air—5.27%				(Cost—$119,595,302)	136,909,570
1,200,000	SATS Ltd.	2,366,523		Other assets less liabilities—0.44%	598,291
520,000	Singapore Airlines Ltd.	4,885,682		NET ASSETS (Applicable to
		7,252,205		9,968,414 shares of capital stock
Wholesale Distribution—2.16%				outstanding; equivalent to $13.79
2,500,000	FJ Benjamin			per share)—100.00%	$137,507,861
	Holdings Ltd.	701,459
62,000	Jardine Cycle &
____________________
@    Fair valued security.  This security has been valued in good faith in a manner as prescribed by the Board of Directors and is a Level 2 instrument.  At October 31, 2011 this security had a market value of $2,618,687, representing 1.90% of net assets.

	Carriage Ltd.	2,261,504
		2,962,963
Total Common Stocks
(Cost—$119,502,495)		136,816,763

See accompanying notes to financial statements.

The Singapore Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2011		TEN LARGEST EQUITY POSITIONS HELD October 31, 2011
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Banks	22.27%	United Overseas Bank Ltd.	9.75%
Property Development	14.71	Oversea-Chinese Banking Corp. Ltd.	9.06
Shipyards	10.08	Keppel Corp. Ltd.	6.69
Food, Beverage, Tobacco	6.76	Fraser & Neave Ltd.	6.46
Conglomerate	6.07	Jardine Matheson Holdings Ltd.	6.07
Transportation—Air	5.27	City Developments Ltd.	5.65
Telecommunications	4.79	Singapore Telecommunications Ltd.	4.79
Diversified Financial	4.78	Hongkong Land Holdings, Ltd.	3.88
Transport Services	4.72	Singapore Technologies Engineering
Industrial	3.63	Ltd.	3.63
Diversified	3.40	Singapore Airlines Ltd.	3.55
Real Estate Investment Trust	3.10
Health & Personal Care	3.05
Electronic Components	2.75
Wholesale Distribution	2.16
Electrical Products & Computers	0.99
Communications—Media	0.96

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Assets and Liabilities

October 31, 2011

Assets
Investment in securities, at value (cost—$119,595,302)	$136,909,570
Cash	901,436
Cash denominated in foreign currency (cost—$18,657)	18,863
Interest receivable	6
Prepaid expenses	18,368
Total assets	137,848,243
Liabilities
Payable for management fees	78,373
Legal fees and expenses	92,800
Audit and tax services	91,400
Accrued expenses and other liabilities	77,809
Total liabilities	340,382
Net Assets	$137,507,861
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
9,968,414 shares issued and outstanding	$99,684
Paid-in capital in excess of par value	116,221,646
Undistributed net investment income	997,180
Undistributed net realized gain on investments	2,875,296
Net unrealized appreciation on investments and other assets and liabilities
denominated in foreign currency	17,314,055
Net assets applicable to shares outstanding	$137,507,861
Net Asset Value Per Share	$13.79

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2011

Investment income:
Dividends (net of withholding taxes of—$24,073)	$4,316,847
Interest	130
Total investment income	4,316,977
Expenses:
Investment management fee	1,067,737
Administration fee	406,595
Legal fees and expenses	377,439
Investment advisory fee	329,872
Custodian fees and expenses	145,346
Directors' fees and expenses	93,884
Audit and tax services	91,400
Marketing expense	70,490
Reports and notices to stockholders	59,670
Insurance expense	25,395
Transfer agency fee and expenses	11,419
Other	78,841
Total expenses	2,758,088
Net investment income	1,558,889
Realized and unrealized gains (losses) from investment activities and foreign currency transactions:
Net realized gains on investments	3,753,823
Net realized foreign currency transaction gains	267,129
Net change in unrealized appreciation (depreciation) on investments in equity securities	(21,505,622)
Net change in unrealized appreciation (depreciation) on short-term investments
and other assets and liabilities denominated in foreign currency	(1,192)
Net realized and unrealized losses from investment activities and foreign
currency transactions	(17,485,862)
Net decrease in net assets resulting from operations	$(15,926,973)

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Statements of Changes in Net Assets

	For the Years Ended
	October 31,
	2011	2010
Increase (decrease) in net assets from operations:
Net investment income	$1,558,889	$1,467,148
Net realized gain on:
Investments	3,753,823	18,367,825
Foreign currency transactions	267,129	11,632
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(21,505,622)	15,060,645
Translation of short-term investments and other
assets and liabilities denominated in foreign currency	(1,192)	14,211
Net increase (decrease) in net assets resulting from operations	(15,926,973)	34,921,461
Dividends and distributions to stockholders from:
Net realized gains from investment and foreign currency transactions	(14,904,820)	—
Net investment income	(2,658,185)	(2,464,252)
Total dividends and distributions to stockholders	(17,563,005)	(2,464,252)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	7,104,470	206,057
Net increase (decrease) in net assets	(26,385,508)	32,663,266
Net assets:
Beginning of year	163,893,369	131,230,103
End of year (undistributed net investment income of $997,180
and $1,005,362, respectively)	$137,507,861	$163,893,369

See accompanying notes to financial statements.

The Singapore Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990.  It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The following significant accounting policies are in conformity with generally accepted accounting principles in the Unites States of America ("GAAP") for investment companies.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual reporting results could differ from those estimates.

Valuation of Investments—The Fund determines net asset value based on valuations made as of 5:00 p.m., Singapore time and closing Bloomberg Tokyo Composite for foreign exchange rates, on each day.  Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the principal exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities.  However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price.  Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund.  In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe.  Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment.  All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows:  (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.  The resulting exchange gains and losses are included in the Statement of Operations.  The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies.  Accordingly, no provision for federal income or excise taxes is required.  As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.  The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.  The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.  During the year ended October 31, 2011, the Fund was subject to withholding tax, ranging from 0% to 25%, on certain income from its investments.

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income.  Accordingly, no provision for Singapore income tax is required.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed).  Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.  Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.  Interest income is recorded on an accrual basis.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.  Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Forward Foreign Currency Contracts—The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts.  In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract.  If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  There were no forward foreign currency contracts held in the portfolio during the fiscal year and as of October 31, 2011.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).  The guidance establishes three levels of fair value hierarchy as follows:

Level 1—Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

Level 2—Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3—Inputs that are unobservable.

A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes "observable" requires significant judgment by the Manager.  The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$134,290,883
Level 2—Other Significant Observable Inputs	2,618,687
Level 3—Significant Unobservable Inputs	—
Total	$136,909,570

As all assets of the Fund are classified as Level 1 or Level 2, thus no reconciliation of Level 3 assets as of October 31, 2011 is presented.  No transfers between Level 1 or Level 2 fair value measurements occurred for the year ended October 31, 2011.

All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Portfolio of Investments ("POI").  Please refer to the POI for industry classifications of the portfolio holdings.

Investment Manager and Investment Adviser

As of August 6, 2011, the Fund has entered into an Investment Management Agreement (the "Management Agreement") with Aberdeen Asset Management Asia Limited (the "Manager") replacing DBS Asset Management (United States) Pte. Ltd. ("DBSAM").  Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets.  For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly Managed assets and 0.66% of the Fund's average weekly Managed assets in excess of $50 million.  For purposes of this calculation, "Managed Assets" of the Fund shall mean total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund.  In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund.  During the year ended October 31, 2011, no out-of-pocket expenses were paid to the Manager or to DBSAM.  For the period November 1, 2010 to August 5, 2011, DBSAM earned $839,697 in management fees.  For the period August 6, 2011 to October 31, 2011 the Manager earned $228,040 in management fees.

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

At October 31, 2011, the Fund owed to the Manager $78,373 for management fees.

Effective November 1, 2011, the Board approved an Investor Relations Services Agreement.  Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. ("AAMI"), an affiliate of the Investment Manager, provides investor relations services to the Fund and certain other U.S. registered closed end funds advised by the Investment Manager or its affiliates.

In connection with the Board of Directors' annual review of the Fund's Advisory Agreement on June 2, 2011, the Board voted not to renew the Advisory Agreement.  The Advisory Agreement between the Fund and Daiwa SB Investments (Singapore) Ltd. was terminated effective June 2, 2011.  The Fund paid the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million.  For the period November 1, 2010 to June 2, 2011, the Adviser earned $329,872 in advisory fees.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company ("DSTC"), or the Administrator provides certain administrative services to the Fund.  For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000.  In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund.  During the year ended October 31, 2011, no out-of-pocket expenses were paid to the Administrator.

The Board has also approved the payment of the administrative compliance expense for the Fund in the amount of $104,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund's compliance management system and the Fund's compliance review program.  This amount is included in the administration fee in the Fund's Statement of Operations.

DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States.  DSTC has appointed DBS Bank Ltd. ("DBS Bank"), to act as the subcustodian for all of the cash and securities of the Fund held in Singapore.  As compensation for its services as custodian, DSTC receives a monthly fee of 0.10% of the average weekly net assets of the Fund representing U.S. assets and all other assets not held by the Sub-Custodian and 0.02% of the average weekly net assets of the Fund representing assets held by the Sub-Custodian and reimbursement of out-of-pocket expenses.  As compensation for its services the Sub-Custodian receives a quarterly fee of 0.07% of the average weekly net assets of the Fund representing assets held by the Sub-Custodian and reimbursement of out-of-pocket expenses.  During the year ended October 31, 2011, DSTC earned $31,540 and DBS Bank earned $113,806 from the Fund for their respective custodial services.

At October 31, 2011, the Fund owed to DSTC $21,948, $8,667 and $26,737 for administration, compliance and custodian fees, respectively.  The latter amount includes fees and expenses payable to DBS Bank totaling $24,462, which are included in accrued expenses and other liabilities on the Statement of Assets and Liabilities.

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

During the year ended October 31, 2011, the Fund incurred $377,439 for legal services, in connection with the Fund's on-going operations, to a law firm to which the Fund's Assistant Secretary is a consultant.  The increase in the legal expense is attributed to the transition of the Management Agreement from DBSAM to Aberdeen Asset Management Asia Limited.

Investments in Securities and Federal Income Tax Matters

For U.S. federal income tax purposes, the cost of securities owned at October 31, 2011 was $119,813,266, excluding short-term interest-bearing investments.  At October 31, 2011, the net unrealized appreciation on investments, excluding short-term securities, of $17,003,497 was composed of gross appreciation of $21,704,643 for those investments having an excess of value over cost, and gross depreciation of $4,701,146 for those investments having an excess of cost over value.  For the year ended October 31, 2011, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $113,686,807 and $120,636,399, respectively.

In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments.

For the year ended October 31, 2011, the adjustments were to increase net investment income by $1,091,114 and decrease undistributed net realized gain by $1,091,114 primarily related to the reclassification of realized foreign currency transactions, investments in passive foreign investment companies and sales of securities which received return of capital dividends.  Net investment income, net realized losses and net assets were not affected by this change.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities and the Statement of Changes in Net Assets by temporary book/tax differences primarily arising from wash sales and investments in passive foreign investment companies.  As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Ordinary Income	Undistributed Net Realized Loss	Unrealized Appreciation/Depreciation
$1,230,494	$2,952,752	$17,003,284

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$11,456,800	$2,464,252
Long-term Capital Gains	6,106,205	—
Total	$17,563,005	$2,464,252

The Singapore Fund, Inc.

Notes to Financial Statements (continued)

Concentration of Risk

Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

At October 31, 2011, the Fund had 23,530 Singapore Dollars valued at $18,863 (0.01% of net assets), and $901,436 (0.66% of net assets) on deposit in two accounts with a single financial institution.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.  During the year ended October 31, 2011, 474,898 shares were issued on December 30, 2010 at the reinvestment price of $14.96.  The net asset value per share on that date was $15.75.  At October 31, 2011 there were 9,968,414 shares outstanding.  As of October 31, 2011, based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission, City of London Investment Group PLC held 25.97% of the shares outstanding and Lazard Asset Management LLC held 10.51% of the shares outstanding.

Discount Management Policy

On June 2, 2011, the Board approved a Discount Management Policy.  In accordance with the Discount Management Policy, if the Fund's shares trade on the New York Stock Exchange at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the New York Stock Exchange on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund's discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund's distribution policy and corporate actions or other measures which the Board of Directors may reasonably believe can assist in reducing the Fund's discount to NAV.  The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances.  The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with Aberdeen on August 4, 2011.

Recent Accounting Development

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04").  ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

The Singapore Fund, Inc.

Notes to Financial Statements (concluded)

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.  Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively.  The Fund is currently assessing the impact of this guidance on its financial statements.

One-time In-Kind Tender Offer

On June 3, 2011, the Board of Directors announced its intention to conduct a one-time tender offer to repurchase up to 25% of the Fund's outstanding shares at 99% of NAV.  The tender offer, if made, will be on the terms and subject to the conditions to be determined by the Board of Directors and set forth in the tender offer documents.  The Fund expects to complete the in-kind tender offer in the first quarter of 2012.

Subsequent Event

On December 6, 2011, a dividend was declared by the Board.  The distribution of $0.43 per share is payable on December 28, 2011, to shareholders of record at the close of business on December 16, 2011.  The exdividend date is December 14, 2011.

Management has evaluated subsequent transactions and events after the balance sheet date through the date on which these financial statements were issued and, except as already included in the notes to the financial statements, has determined that no additional items require disclosure.

The Singapore Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$17.26	$13.85	$8.85	$22.83	$14.55
Net investment income(a)	0.16	0.15	0.20	0.27	0.16
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(1.75)	3.52	5.31	(12.77)	8.61
Net increase (decrease) in net asset value resulting from operations	(1.59)	3.67	5.51	(12.50)	8.77
Less: dividends and distributions to shareholders
Net investment income	(0.28)	(0.26)	(0.03)	(1.31)	(0.49)
Net realized gains on investments and foreign
currency transactions	(1.57)	—	(0.47)	(0.15)	—
Total dividends and distributions to shareholders	(1.85)	(0.26)	(0.50)	(1.46)	(0.49)
Dilutive effect of dividend reinvestment	(0.03)	—	(0.01)	(0.02)	—
Net asset value, end of year	$13.79	$17.26	$13.85	$8.85	$22.83
Per share market value, end of year	$12.60	$16.31	$12.45	$8.04	$20.72
Total investment return:(b)
Based on market price at beginning and end of year, assuming reinvestment of dividends	(13.19%	33.59%	65.09%	(57.49)%	60.26%
Based on net asset value at beginning and end of year, assuming reinvestment of dividends	(10.22%	27.08%	66.85%	(57.53)%	61.90%
Ratios and supplemental data:
Net assets, end of year (in millions)	$137.5	$163.9	$131.2	$82.9	$211.7
Ratios to average net assets of:
Expenses, excluding tax applicable to net investment income	1.83%	1.76%	1.95%	1.79%	1.61%
Expenses, including tax applicable to net investment income	1.84%	1.79%	2.03%	1.82%	2.01%
Net investment income	1.03%	1.03%	1.91%	1.66%	0.86%
Portfolio turnover	76.41%	69.34%	98.17%	94.08%	34.78%

(a)	Calculated based on average shares outstanding.
(b)
Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period.  The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.  The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

The Singapore Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 28, 2011

The Singapore Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2011) as to the federal tax status of any distributions received by you during such fiscal year.

On December 9, 2010, the Board of Directors of the Fund approved a total distribution of $1.85 per share which represents a $1.21 per share dividend from ordinary income and a $0.64 per share distribution from long-term capital gain.

On December 6, 2011, the Board of Directors of the Fund approved a total distribution of $0.43 per share which represents a $0.134 per share dividend from ordinary income and a $0.296 per share distribution from long-term capital gain.

There is no foreign tax deduction or credit available to shareholders for calendar year 2011.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011.  The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2012.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The Singapore Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On August 4, 2011, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") was held and the following matters were voted upon.

Proposal 1:  Election of two Class II Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2014 and election of one Class III Director to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2012.

	Number of Shares/Votes
Class II	Voted For	Proxy Authority Withheld
Martin J. Gruber	7,679,202	345,093
Richard J. Herring	7,911,037	113,258
Class III
Moritz A. Sell	7,906,022	118,272

In addition to the Directors re-elected and elected at the Meeting, Austin C. Dowling (resigned effective November 1, 2011), David G. Harmer, and Rahn K. Porter were the other members of the Board who continued to serve as Directors of the Fund.

Proposal 2:  To approve an investment management agreement between the Fund and Aberdeen Asset Management Asia Limited.

Number of Shares/Votes
Voted For	Proxy Authority Withheld
5,360,117	28,564

The Singapore Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below.  Each member of the Board is considered an independent director and not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended.  The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2013 for Class I Directors, 2014 for Class II Directors and 2012 for Class III Directors, or until their successors are duly elected and qualified.

Board of Directors Information

Name, Address and Age	Position(s) Held with the Fund Since	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director
Martin J. Gruber 229 South Irving Street Ridgewood, NJ 07450 Age: 74	Class II Director since 2000	Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010; previously Professor of Finance, from 1965 to 2010.	1
Director, The Thai Capital Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 1992; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from 2003 to 2005; Director, National Bureau of Economic Research, since 2005.

David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Age: 68	Class I Director since 1996	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005.	1	Director, The Thai Capital Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 1997.
Richard J. Herring 327 South Roberts Road Bryn Mawr, PA 19010 Age: 65	Class II Director since 2007	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Co-Director, Wharton Financial Institutions Center, since July 2000; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.	1
Director, The Thai Capital Fund, Inc., since 2007; Director, The Japan Equity Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010.

The Singapore Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held with the Fund Since	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director
Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Age: 57	Class II Director since 2007	Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 2011; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007.	1
Director, The Japan Equity Fund, Inc., since 2007; Director, The Thai Capital Fund, Inc., since 2007; Director, Qwest Asset Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

Moritz A. Sell 1 Crown Court Cheapside London EC2V 6LR Age: 44	Chairman of the Board and Class III Director since June, 2011	Director and market strategist, Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG), since October 1996.	2	Director Aberdeen Australia Equity Fund, since 2004; Director France Growth Fund from April 2000 to May 2004.

*
As of December 2011, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds, are U.S. registered funds that have a common Investment Manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.  In addition, Messrs. Gruber, Harmer, Herring and Porter serve as Directors of two other U.S. registered funds that have a common administrator with the Fund.

Effective as of November 1, 2011, Austin C. Dowling resigned as a Director of the Fund.

The Singapore Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 37	President of the Fund since August 2011
Head of Product and Vice President of Aberdeen Asset Management Inc., since 2005; Head of Finance (2000 to May 2005) and Company Secretary (2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (2001 to June 2005).

Anthony Cambria One Evertrust Plaza Jersey City, NJ 07302-3051 Age: 57	Chief Compliance Officer of the Fund since 2004	Director and Executive Vice President, Daiwa Securities Trust Company, since 1999; Chief Compliance Officer, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2004.
John J. O'Keefe One Evertrust Plaza Jersey City, NJ 07302-3051 Age: 52	Vice President and Treasurer of the Fund since 2000; Secretary of the Fund since 2011	Vice President, Fund Accounting Department, Daiwa Securities Trust Company, since 2000; Vice President and Treasurer, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since June 2000.
Gary Marshall* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 50	Vice President of the Fund since August 2011	Head of Americas for Aberdeen PLC, Chief Executive Officer Aberdeen Unit Trust Managers Ltd., Aberdeen Asset Management Life and Pensions Ltd. and Aberdeen Asset Management Inc.
Jennifer Nichols* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 33	Vice President of the Fund since August 2011
Vice President and Head of Legal—Americas for Aberdeen Asset Management Inc., since October 2006.; associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) from 2003 to 2006.

The Singapore Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held with the Fund Since	Principal Occupation(s) During Past Five Years
Christian Pittard* Aberdeen Asset Management Investment Services Limited Bow Bells House 1 Bread Street London Age: 38	Vice President of the Fund since August 2011
Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited, since 2008; Director and Vice President (2006 to 2008), Chief Executive Officer (October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC, since August 2005; Managing Director of Aberdeen Asset Managers (C.I.) Limited, from 2000 to June 2005; Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund's Investment Manager Investment Adviser and Investment Sub-Adviser) from 2000 to May 2005.

Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 53	Vice President of the Fund since August 2011
Member of the Executive Management Committee of Aberdeen Asset Management PLC, parent company of the Fund's Investment Manager; Managing Director of Aberdeen Asset Management Asia Limited, the Fund's Investment Manager, since 1991; Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005.

Andrea Melia* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 42	Assistant Treasurer of the Fund since August 2011
Vice President and Head of Fund Accounting US for Aberdeen Asset Management Inc., since September 2009; Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators from 1992 to 2009.

Leonard B. Mackey, Jr.* 31 West 52nd Street New York, NY 10019-6131 Age: 61	Assistant Secretary of the Fund since 2004	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2004.

The Singapore Fund, Inc.

Information Concerning Directors and Officers (unaudited) (concluded)

Name, Address and Age	Position(s) Held with the Fund Since	Principal Occupation(s) During Past Five Years
Megan Kennedy* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 37	Assistant Secretary of the Fund since August 2011
Head of Product Management for Aberdeen Asset Management Inc. since 2009; Senior Fund Administrator Aberdeen Asset Management Inc., 2005 to 2007; Assistant Treasurer Collective Funds/North American Mutual Funds from 2007 to 2008; Treasurer Collective Funds/North American Mutual Funds from 2008 to 2009.

*
As of December 2011, Messrs. Pittard, Marshall and Goodson and Mses.  Nichols, Melia, and Kennedy hold officer position(s) in one or more of the following:  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds, U.S. registered funds, each of which may also be deemed to be a part of the same "Fund Complex" as the Fund.  In addition, Mr. Mackey holds officer positions in two other U.S. registered funds that have a common administrator with the Fund.

**
Mr. Young serves as an Interested Director of the Aberdeen Australia Equity Fund, Inc., which has a common Investment Manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.

The Singapore Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the "Meeting") of the Board of Directors of The Singapore Fund, Inc. (the "Fund") held on April 28, 2011, the Board reviewed and considered the nature, quality and extent of services to be provided by Aberdeen Asset Management Asia Limited ("Aberdeen"), under the proposed Investment Management Agreement with Aberdeen (the "Proposed Agreement").  The Board reviewed the qualifications of the portfolio management team and other key personnel of Aberdeen and determined that they are each qualified to perform the services in an efficient and professional manner.  The Board also reviewed the services that would be provided to the Fund by Aberdeen and its personnel.  The Board also considered the representations of Aberdeen that the Fund and its stockholders would benefit from Aberdeen's extensive presence in Asia, with a hub in Singapore, as well as its core focus on regional and single-country investment vehicles.  In light of the information presented and the considerations made at the various Board meetings, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Aberdeen under the Proposed Agreement are expected to be in the best interest of the Fund and its stockholders.

Performance Relative to the Fund's Benchmark

The Board also held a telephonic meeting with representatives of Aberdeen and reviewed materials submitted by Aberdeen providing an overview of Aberdeen's credentials in the United States (particularly with regards to Aberdeen's experience managing closed-end funds registered in the United States) and Asia and comparative data showing the performance of the Fund as compared to the performance of comparable funds managed by investment managers affiliated with Aberdeen.  During this time, the Board independently compiled and reviewed the one-, three-, five- and ten- year total return performance of the Fund as compared to the total return performance during the same periods of other funds ("Peer Funds") that invest a significant portion of their assets in the Singapore market and are managed by other potential investment managers, including Aberdeen.  The Board also compared the Fund's expense ratio, total assets and net assets in Singapore with those of Peer Funds.  The Board concluded that a Peer Fund managed by Aberdeen had consistently outperformed the Fund and other Peer Funds.

Fees Relative to Other Funds Managed by the Investment Manager

The Board considered the management fees payable under the Proposed Agreement.  After negotiations between the Board and Aberdeen, Aberdeen agreed to charge the Fund management fees under the Proposed Agreement that were the same as the fees payable under the then existing investment management agreement (the "Prior Agreement") with DBS Asset Management (United States) Pte. Ltd. ("DBSAM").  The Board also noted that the arrangements under the Proposed Agreement contemplated that the Fund would terminate the then existing Investment Advisory Agreement with Daiwa SB Investments (Singapore) Limited ("DSBI Singapore") under which the Fund was paying fees to DSBI Singapore.  The Board also reviewed the level of investment management fees proposed by Aberdeen relative to the fees charged to all other U.S. registered closed-end funds managed by Aberdeen or its affiliates ("Other Aberdeen Funds") and fees charged by Aberdeen to other clients with assets invested in Singapore.  The Board noted that the fees under the Proposed Agreement would be lower than the fees charged to the Other Aberdeen Funds and determined that such fees were appropriate.

The Singapore Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the fees paid by comparable funds to other investment managers in the Singapore marketplace.  The Board reviewed not only the investment management fees, but other fees and expenses of the Fund and the Fund's total expense ratio under the Existing Agreement and the Proposed Agreement.  The Board also considered the Fund's expense ratio as compared to the expense ratios of Other Aberdeen Funds and other comparable funds.  Based on the information presented on the fees under the Proposed Agreement, the Board concluded that the investment management fees to be charged by Aberdeen were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Aberdeen and supported a decision to approve the Proposed Agreement.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the fees in the Proposed Agreement and noted that it included a breakpoint.  The Board determined that the breakpoint in the Proposed Agreement (providing for a lower fee rate for average weekly assets of the Fund in excess of $50 million) effectively addresses any potential economies of scale given the Fund's current asset levels.

Investment Manager Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether Aberdeen was financially sound and had the resources necessary to fulfill its obligations under the Proposed Agreement.  The Board determined that the analysis of Aberdeen's financial soundness and financial capability supported a decision to approve the Proposed Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by Aberdeen and concluded that the conduct of business by Aberdeen suggests a good faith effort on its part to adhere to high ethical standards.

General Conclusion

In light of the information considered at the various Board meetings and the conclusions reached, the Board, including all of the directors who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of the Fund, determined that the terms of the Proposed Agreement are fair and reasonable and that the approval of the Proposed Agreement, and the approval of Aberdeen as the Fund's investment manager, is in the best interests of the Fund.  No single factor was determinative in the Board's analysis.  Accordingly, the Board recommended that the Fund's stockholders vote to approve the Proposed Agreement.

BOARD OF DIRECTORS Moritz Sell, Chairman Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter	THE SINGAPORE FUND, INC. Annual Report October 31, 2011
OFFICERS
Alan Goodson
President
John J. O'Keefe
Vice President, Treasurer and Secretary
Gary Marshall
Vice President
Jennifer Nichols
Vice President
Christian Pittard
Vice President
Hugh Young
Vice President
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
Megan Kennedy
Assistant Secretary
Andrea Melia
Assistant Treasurer

ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051
INVESTMENT MANAGER
Aberdeen Asset Management Asia Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
INVESTOR RELATIONS
Aberdeen Asset Management Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.  This report is sent to stockholders of the Fund for their information.  It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to the registrant's principal executive officer and principal financial and accounting officer.  A copy of the registrant's Code of Ethics is attached hereto as Exhibit 12(a)(1).

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended the Code of Ethics during the period covered by the report to stockholders presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1)	The Code of Ethics is attached hereto as Exhibit (a)(1).

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Rahn K. Porter who is "independent" for purposes of this item.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011
	Registrant	Covered Entities(1)
Audit Fees	$80,000	N/A

Non-Audit Fees
Audit-Related Fees	–	$71,411
Tax Fees	(2) $11,300	$918,235
All Other Fees	–	$2,622,609
Total Non-Audit Fees	$11,300	$3,612,255

Total	$91,300	$3,612,255

2010
	Registrant	Covered Entities(1)
Audit Fees	$87,320	N/A

Non-Audit Fees
Audit-Related Fees	–	–
Tax Fees	(2) $10,970	–
All Other Fees	–	–
Total Non-Audit Fees	$10,970	–

Total	$98,290	–
_____________________
N/A- Not applicable, as not required by Item 4.

(1)
"Covered Entities" include the registrant's investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant.

(2)	Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)	(1)
Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)	(2)	0% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           See table above.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)).  The members of the audit committee are as follows:  Martin J. Gruber, David G. Harmer, Richard J. Herring, Rahn K. Porter and Moritz A. Sell.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities.  The registrant's policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the Policies and Procedures of the registrant and the investment adviser, each of which is attached hereto as Exhibit (c).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of October 31, 2011.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young, Managing Director	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.
Chou Chong, Investment Director	Investment Director on the Asian Equities team	Joined Aberdeen Asia in 1994 and became instrumental in refining the group’s investment process and portfolio construction techniques, as the team expanded, and was made a director.
Flavia Cheong, Investment Director	Investment director on the Asian equities team, co-managing regional equities and leads on China investments.	Joined Aberdeen in 1996 from the Investment Company of the People’s Republic of China where she was a fixed income manager.
Christopher Wong, Senior Investment Manager	Responsible for investment management on the Asian equities team
Investment manager on the Asian Equities Team.  Joined Aberdeen in 2001 in the Private Equity Unit.  Previously, worked for Andersen Corporate Finance as an associate director advising clients on mergers and acquisitions in South East Asia.

Kristy Fong, Investment Manager	Responsible for investment management on the Asian equities team	Investment manager on the Asian equities team. Joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an analyst.

(2)
	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	15	6,970.67	83	45,315.37	131	40,243.56
Chou Chong	15	6,970.67	83	45,315.37	131	40,243.56
Flavia Cheong	15	6,970.67	83	45,315.37	131	40,243.56
Christopher Wong	15	6,970.67	83	45,315.37	131	40,243.56
Kristy Fong	15	6,970.67	83	45,315.37	131	40,243.56

There were 11 accounts (with assets under management totaling approximately $2,758.91m) managed by the portfolio management team listed above with respect to which part of the advisory fee was based on the performance of the account.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Adviser (the “Aberdeen Group”) as of October 31, 2011.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.  The policy seeks to reward performance in a manner which aligns the interests of clients, stockholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary
The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus
The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the board of directors of the parent company, Aberdeen PLC, and is dependent on each Aberdeen Group member’s overall performance and profitability.  The pool is comprised of a base level plus an agreed proportion of each Aberdeen Group member’s profitability.

Staff performance is reviewed formally once a year.  The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team.  Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager.  Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.  Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of each portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of the team, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame.  The performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives
As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of stockholders.  Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)
(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2011
Hugh Young	None
Chou Chong	None
Flavia Cheong	None
Christopher Wong	None
Kristy Fong	None

(b) Not applicable.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any "affiliated purchasers" during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Singapore Fund, Inc.

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

Date:  January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

Date:  January 6, 2012

By	\s\ Alan Goodson
Alan Goodson, Principal Executive Officer

Date:  January 6, 2012

EXHIBIT (a)(1)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR
FINANCIAL OFFICERS

I.
This Code of Ethics (the "Code") for The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and The Singapore Fund, Inc. (each a "Fund" and collectively the "Funds") applies to each Fund's President and Treasurer (or persons performing similar functions) ("Covered Officers") for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.  A Fund will expect all Covered Officers to comply at all times with the principles in this Code.  A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution.  Any question about the application of the Code should be referred to the Audit Committee of the Fund's Board of Directors ( the "Audit Committee").

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview.  A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, a Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Investment Advisers Act").  For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as "affiliated persons" of a Fund.  The compliance programs and procedures of a Fund and the Fund's Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions.  Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund's securities trading activities for their personal benefit.  Each Fund's Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest.  This Code does not, and is not intended to, replace these programs and procedures or a Fund's Rule 17j-1 Code of Ethics, and this Code's provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees.  As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund.  The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund.  Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically.  In addition, it is recognized by a Fund's Board of Directors (the "Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

•
use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

•	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

•
use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest.  Examples of these situations include:

•
accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

•
any ownership interest in, or any consulting or employment relationship with, any of a Fund's service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

•
a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation.  No such approval shall be considered a waiver of this Code.

III.	Disclosure and Compliance

•	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;

•
Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund's directors and auditors, or to governmental regulators and self-regulatory organizations;

•
Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;

•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;

•	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and

•	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

•	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;

•	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;

•
if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

•	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months.  Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund's stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund's securities are listed.

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder.  Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.	Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly.  Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.	Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code.  I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code.  I hereby agree to abide by the Code.

______________________
Date:  _________________

EXHIBIT (a)(2)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O'Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.:

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officers and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: January 6, 2012

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Goodson, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: January 6, 2012

By	\s\ Alan Goodson
Alan Goodson, Principal Executive Officer

EXHIBIT (b)

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Financial Officer of The Singapore Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended October 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: January 6, 2012

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Singapore Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended October 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: January 6, 2012

By	\s\ Alan Goodson
Alan Goodson, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

EXHIBIT (c)

The Singapore Fund, Inc.
Proxy Voting Policy and Procedures

The Board of Directors of The Singapore Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by Aberdeen Asset Management Asia Limited (the "Investment Manager").

I.           Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Investment Manager's general management of the Fund's assets, subject to the Board's continuing oversight.  The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below.  The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.           Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund.  The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.  In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.           Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A.  Review of Investment Manager's Proxy Voting Procedures.  The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B.  Voting Record Reporting.  The Investment Manager shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually.  Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time.  With respect to those proxies that the Investment Manager has identified as involving a conflict of interest1, the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.  Record Retention.  The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D.  Conflicts of Interest.  Any actual or potential conflicts of interest between the Investment Manager and the Fund's shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager.  In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager's Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.           Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.           Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.           Disclosures

A.	The Fund shall include in its annual report filed on Form N-CSR:

1.
a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.
a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

3.
a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII.           Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:  December 6, 2011

1
As it is used in this document, the term "conflict of interest" refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager's independence of judgment and action with respect to the voting of the proxy.

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of February 8, 2010

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”).  These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws.  These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees.  Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 – Investment Fund Continuous Disclosure.

I.           Definitions

A.           “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.           “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.           General Voting Policies

A.           Client’s Best Interest.  These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.  Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.           Shareholder Activism.  Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.           Case-by-Case Basis.  These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

D.           Individualized.  These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage.  To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.           Material Conflicts of Interest.  Material conflicts are resolved in the best interest of clients.  When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.           Limitations.  The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.           No Responsibility.  Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote.  Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.           Limited Value.  An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.           Unjustifiable Costs.  An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.           Securities Lending Arrangements.  If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.           Share Blocking.  Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.           Special Considerations.  Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document.  If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.           Sources of Information.  The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.           Subadvisers.  To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser.  However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.           Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.           Disclosure of Vote.  As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.           Specific Voting Policies

A.           General Philosophy.

·           Support existing management on votes on the financial statements of a company and the election of the Board of Directors;
·           Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and
·           Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.           Anti-takeover Measures.  Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition.  Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns.  Other factors which will be considered include margin analysis, cash flow and debt levels.

C.           Proxy Contests for Control.  Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.           Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees.  Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.           Executive compensation proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.           Shareholder Proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis.  Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.           Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.           Obtain Proxy.  Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“PA-UK)”.  Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services (“ISS”).  Each proxy received is matched to the securities to be voted.

B.           Material Conflicts of Interest.

1.           Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand.  Portfolio managers and research analysts ("Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2.           When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C.           Analysts.  The proxy administration process is carried out by the PA-UK.  The PA-UK ensures that each proxy statement is directed to the appropriate Analyst.  If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK .  The Analyst may consult with the PA-UK as necessary.  If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation.  If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D.           Vote.  The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group (“CGG”) in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The PA-UK is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures.  In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”).  The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams.  The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues.  If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK.  If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers.  The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.  Aberdeen has also engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting.  In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above.  In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.           Review.  PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.           Documentation, Recordkeeping and Reporting Requirements

A.           Documentation.

Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK is responsible for:

1.           Overseeing the proxy voting process;
2.           Consulting with portfolio managers/analysts for the relevant portfolio security; and
3.	Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.           Record Keeping.

1.           Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted.  As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX.  Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004).  If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.  Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request.  Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.           As required by Rule 204-2(c), such records will also include:  (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.           Duration.  Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.           Reporting.  The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV.  Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures.  Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client.  However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

           For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year.  Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.           Review of Policies and Procedures.  These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.  Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.